UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22444

Western Asset High Yield Defined

Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	February 29, 2016

WESTERN ASSET

HIGH YIELD DEFINED

OPPORTUNITY FUND INC. (HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the six-month reporting period ended February 29, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice:

On November 16, 2015, Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) announced that the Board of Directors of the Fund approved a modification to an investment policy, effective immediately. The Fund’s investment objectives and principal investment strategy did not change.

The Fund modified a non-fundamental investment policy to permit purchases of equity securities (including but not limited to common stock, preferred stock, convertible securities, and warrants of U.S. and non-U.S. issuers) directly. Under the previous investment policy, the Fund could hold common stocks that result from a corporate restructuring or stock conversion and could acquire warrants and other equity securities as part of a unit combining a senior loan and equity securities of a borrower or its affiliates. The revised investment policy is intended to give Western Asset Management Company, the Fund’s sub-adviser, additional investment flexibility in pursuing the Fund’s primary and secondary investment objectives.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset High Yield Defined Opportunity Fund Inc.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

March 31, 2016

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended February 29, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s final reading for fourth quarter 2015 GDP growth — released after the reporting period ended — was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in PCE and less export activity.

The U.S. labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.1%, as reported by the U.S. Department of Labor. By February 2016, unemployment was 4.9%, equaling its lowest level since February 2008.

Turning to the global economy, in its January 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging.” From a regional perspective, the IMF currently estimates 2015 growth in the Eurozone at 1.5%, and is projecting 1.7% growth in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.3% in 2016.

IV	Western Asset High Yield Defined Opportunity Fund Inc.

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation ….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016 and March 16, 2016, after the reporting period ended, the Fed kept rates on hold.

Q. Did Treasury yields trend higher or lower during the six months ended February 29, 2016?

A. Short-term Treasury yields edged higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.74%. Its low for the period was 0.57% on October 14, 2015, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.78%. The yield on the ten-year Treasury note began the period at 2.21%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.63% occurred on February 11, 2016. The yield on the ten-year Treasury note ended the period at 1.74%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. High-yield corporate bonds were the weakest performers over the six months ended February 29, 2016. In contrast, sectors that are generally less sensitive to rising interest rates largely posted positive results. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexiv, returned 2.20% during the six months ended February 29, 2016.

Q. How did the high-yield bond market perform over the six months ended February 29, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned -5.57% for the six months ended February 29, 2016. High yield bonds were volatile during the reporting period. While the overall high-yield default rate remained below its long-term average, the asset class declined during four of the six months of the reporting period. In particular, the Energy sector fell sharply as oil prices moved lower given weakening demand.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 1.97% during the six months ended February 29,

Western Asset High Yield Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

2016. The asset class declined during the first month of the reporting period due to concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. The asset class recouped its prior month loss in October 2015 as investor risk appetite improved. After declining over the next three months, the asset class rallied sharply in February 2016.

Performance review

For the six months ended February 29, 2016, Western Asset High Yield Defined Opportunity Fund Inc. returned -9.67% based on its net asset value (“NAV”)vii and -2.55% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Componentviii and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Componentix, returned -5.93% and -14.53%, respectively, over the same time frame. The Lipper High Yield Closed-End Funds Category Averagex returned -7.15% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.66 per share. As of February 29, 2016, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 29, 2016.

Past performance is no guarantee of future results.

Performance Snapshot as of February 29, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$14.69 (NAV)	-9.67	%†
$13.44 (Market Price)	-2.55	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset High Yield Defined Opportunity Fund Inc.

tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

March 31, 2016

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Yield Defined Opportunity Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component is comprised of the B-rated securities included in the broader Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

ix	The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component is comprised of the Caa-rated securities included in the broader Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 29, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

VIII	Western Asset High Yield Defined Opportunity Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 29, 2016 and August 31, 2015 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — February 29, 2016

Total Spread Duration
HYI	— 3.66 years
Benchmark	— 3.85 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

2	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — February 29, 2016

Total Effective Duration
HYI	— 4.04 years
Benchmark	— 3.84 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

February 29, 2016

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 86.9%
Consumer Discretionary — 16.0%
Auto Components — 0.6%
Europcar Groupe SA, Secured Notes	5.750%	6/15/22	490,000	EUR	$535,046	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,350,000		1,294,312	(a)
Total Auto Components					1,829,358
Automobiles — 0.2%
General Motors Co., Senior Notes	6.600%	4/1/36	700,000		727,083
Diversified Consumer Services — 0.8%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	147,394	(b)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	280,000	GBP	408,005
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,187,075
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	760,000		775,200
Total Diversified Consumer Services					2,517,674
Hotels, Restaurants & Leisure — 3.7%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,040,650		945,535	(a)(c)(d)(e)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	820,000		871,250
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,431,500	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,700,000		1,457,750
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,038,225	(a)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	878,182	GBP	1,280,369	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	500,000		490,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		632,125	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,890,000		3,041,725	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,340,000		1,249,550	(a)
Total Hotels, Restaurants & Leisure					12,438,029
Household Durables — 1.6%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,630,000		1,664,638	(a)(c)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,350,000		1,329,750	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		950,000
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	250,000		230,000
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,560,000		1,333,800	(a)
Total Household Durables					5,508,188

See Notes to Financial Statements.

4	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — 6.9%
AMC Entertainment Inc., Senior Subordinated Notes	5.750%	6/15/25	230,000		$238,338
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	2,560,000		2,630,162	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	640,000		676,642	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,670,000		2,726,737
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,160,000		1,113,600
DISH DBS Corp., Senior Notes	5.875%	11/15/24	220,000		198,506
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,130,000		672,350	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	3,221,900		789,366	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,467,997		987,228	(a)(c)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	4,190,000		4,106,200	(a)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	550,000		629,232
Tribune Media Co., Senior Notes	5.875%	7/15/22	610,000		611,525	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,514,000		2,680,427	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	640,000		628,000	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	161,063	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,260,000		2,364,525	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,750,000		1,760,937	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		199,500	(a)
Total Media					23,174,338
Multiline Retail — 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	270,000		226,800
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,080,000		1,263,600	(a)(c)
Total Multiline Retail					1,490,400
Specialty Retail — 1.7%
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,880,000		2,476,800	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000		610,500	(a)
L Brands Inc., Debentures	6.950%	3/1/33	380,000		378,100
L Brands Inc., Senior Notes	6.875%	11/1/35	1,050,000		1,119,562	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	960,000		1,003,200
Total Specialty Retail					5,588,162
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	240,000		240,000	(a)
Total Consumer Discretionary					53,513,232
Consumer Staples — 4.9%
Beverages — 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,120,000		1,075,200	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

February 29, 2016

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Beverages — continued
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	910,000		$960,050
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,000,000		1,128,750	(a)
Total Beverages					3,164,000
Food & Staples Retailing — 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,550,000		1,385,313	(a)
Food Products — 1.7%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	870,000	GBP	1,120,176	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	580,000		569,850	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	940,000		794,300	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,330,000		1,298,413	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,140,000		1,819,000	(a)
Total Food Products					5,601,739
Household Products — 1.5%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	570,000		584,250
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	310,000		271,250	(a)
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000		497,375
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	370,000		393,125
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	950,000		1,005,812
Sun Products Corp., Senior Notes	7.750%	3/15/21	2,410,000		2,132,850	(a)
Total Household Products					4,884,662
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,920,000		1,454,400
Total Consumer Staples					16,490,114
Energy — 7.4%
Energy Equipment & Services — 0.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	830,000		352,750
CGG, Senior Notes	6.500%	6/1/21	1,480,000		506,900
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	440,000		202,400	(a)
Parker Drilling Co., Senior Notes	7.500%	8/1/20	1,830,000		1,290,150
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,140,000		558,600	(a)
Total Energy Equipment & Services					2,910,800
Oil, Gas & Consumable Fuels — 6.5%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	640,000		73,600
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,571,000		176,738
California Resources Corp., Senior Notes	5.500%	9/15/21	3,750,000		525,000

See Notes to Financial Statements.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	970,000	$583,212
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	608,400
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,960,000	431,200
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	820,000	176,300
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,280,000	928,000
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	7.000%	8/15/21	510,000	436,050	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,180,000	351,050
EV Energy Partners LP/EV Energy Finance Corp., Senior Notes	8.000%	4/15/19	230,000	51,750
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	4,090,000	2,188,150	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	810,000	778,851
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	450,000	265,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	3,530,000	829,550	*(d)(f)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	2,140,000	1,043,250	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	250,000	119,375	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,360,000	387,600	*(d)(f)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	4,790,000	574,800	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,280,000	601,600
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,490,000	916,350
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,140,000	1,310,750
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,553,000	904,622
Pacific Exploration and Production Corp., Senior Notes	7.250%	12/12/21	1,000,000	120,000	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	540,000	340,200
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	760,000	15,200	*(f)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	1,490,000	1,199,450
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,780,000	1,602,000
RSP Permian Inc., Senior Notes	6.625%	10/1/22	440,000	396,000	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,170,000	3,218	*(f)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	4,210,000	1,515,600
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000	483,750	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	770,000	385,000
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	750,000	346,875
Williams Cos. Inc., Debentures	7.500%	1/15/31	330,000	255,750
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	490,000	369,950

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

February 29, 2016

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
WPX Energy Inc., Senior Notes	7.500%	8/1/20	270,000		$171,450
WPX Energy Inc., Senior Notes	8.250%	8/1/23	430,000		267,675
Total Oil, Gas & Consumable Fuels					21,733,816
Total Energy					24,644,616
Financials — 15.0%
Banks — 8.3%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	1,120,000		1,143,800	(g)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000		2,001,242	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,950,000		1,975,594
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	340,000		324,305	(g)(h)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	570,000		533,663	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000		110,688
CIT Group Inc., Senior Notes	5.000%	8/1/23	360,000		360,900
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	3,080,000		2,883,650	(g)(h)
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	330,000		338,198
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,320,000		1,435,500	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,330,000		1,243,660	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	640,000		588,640	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	860,000		790,931	(g)(h)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	1,210,000		1,161,536
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	530,000		526,025	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,000,000		996,250	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,170,000		1,175,148	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	7,000,000		6,842,500	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	350,000		371,831
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,030,000	AUD	1,551,666	(b)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		909,338	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	470,000		498,224	(g)(h)
Total Banks					27,763,289
Capital Markets — 0.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	460,000		420,641
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,080,000		1,033,453
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000		882,150	(a)
Total Capital Markets					2,336,244
Consumer Finance — 0.6%
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000		982,680
Navient Corp., Senior Notes	6.125%	3/25/24	390,000		327,853

See Notes to Financial Statements.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — continued
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	870,000		$717,750	(a)
Total Consumer Finance					2,028,283
Diversified Financial Services — 2.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	360,000		361,800
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	2,060,000		2,111,500	(a)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,002,601
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,009,250
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000		139,750
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,642,400
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	310,000		330,925
Total Diversified Financial Services					9,598,226
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		632,400	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	760,000		448,400
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		789,300	(a)
Total Insurance					1,870,100
Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	710,000		686,776	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	430,000		442,900
Total Real Estate Investment Trusts (REITs)					1,129,676
Real Estate Management & Development — 1.7%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,650,000		1,431,375
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,170,000		1,149,525
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,310,000		1,359,125	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,750,000		1,730,313	(a)
Total Real Estate Management & Development					5,670,338
Total Financials					50,396,156
Health Care — 7.5%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	660,000		577,500	(a)
Health Care Equipment & Supplies — 1.8%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000		762,175	(a)(c)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	1,716,990	(a)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	750,000		607,500	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

February 29, 2016

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — continued
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,390,000	$1,171,075	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	780,000	760,500	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	1,470,000	1,109,850
Total Health Care Equipment & Supplies				6,128,090
Health Care Providers & Services — 3.5%
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,000,000	1,570,000
Centene Escrow Corp., Senior Notes	5.625%	2/15/21	720,000	754,200	(a)
Centene Escrow Corp., Senior Notes	6.125%	2/15/24	480,000	510,600	(a)
HCA Inc., Debentures	7.500%	11/15/95	1,000,000	975,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,120,000	2,024,600
Select Medical Corp., Senior Notes	6.375%	6/1/21	1,140,000	1,031,700
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	3,450,000	3,409,014
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,770,000	1,544,325
Total Health Care Providers & Services				11,819,439
Pharmaceuticals — 2.0%
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	2,130,000	1,901,025	(a)(c)
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	1,280,000	1,270,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	300,000	291,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	480,000	436,800	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	490,000	452,025	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,060,000	1,004,350	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	700,000	602,434	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	870,000	800,400	(a)
Total Pharmaceuticals				6,758,434
Total Health Care				25,283,463
Industrials — 11.9%
Aerospace & Defense — 1.4%
Aerojet Rocketdyne Holdings Inc., Secured Notes	7.125%	3/15/21	620,000	630,850
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,900,000	1,501,000	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	2,000,000	1,861,250	(a)(d)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	730,000	684,375
Total Aerospace & Defense				4,677,475
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	380,000	393,775	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	990,000	940,500	(a)
Total Air Freight & Logistics				1,334,275

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 0.3%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,020,855		$1,147,186
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,190,000		969,850	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	370,000		379,250	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	540,000		549,450	(a)
Total Building Products					1,898,550
Commercial Services & Supplies — 2.1%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	580,000		408,900	(a)
GFL Escrow Corp., Senior Notes	9.875%	2/1/21	1,140,000		1,162,800	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,690,000		2,293,225
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		2,238,780
West Corp., Senior Notes	5.375%	7/15/22	1,070,000		961,662	(a)
Total Commercial Services & Supplies					7,065,367
Construction & Engineering — 1.6%
Astaldi SpA, Senior Notes	7.125%	12/1/20	580,000	EUR	617,293	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	130,000	EUR	138,359	(b)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,010,000		722,150	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	860,000		834,200	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,341,600		952,536	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,540,000		1,316,700	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	2,480,000		694,400	(a)
Total Construction & Engineering					5,275,638
Electrical Equipment — 0.7%
Interface Grand Master Holdings Inc., Senior Notes	17.000%	8/15/19	698,370		698,370	(c)(e)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		814,875	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	760,000		604,200	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	171,255	(a)
Total Electrical Equipment					2,288,700
Machinery — 1.6%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	500,000		501,126	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		2,298,450	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,057,500
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	304,000	EUR	352,202	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	109,600	EUR	126,978	(b)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

February 29, 2016

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	470,000	EUR	$528,653	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		615,600	(a)
Total Machinery					5,480,509
Marine — 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,670,000		1,889,025	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,010,000		196,950	*(d)(f)
Total Marine					2,085,975
Road & Rail — 1.1%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,110,000		1,076,700	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,430,000		922,350	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	970,000		976,062	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	785,000		592,675	(a)
Total Road & Rail					3,567,787
Trading Companies & Distributors — 0.5%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,870,000		1,790,525
Transportation — 1.0%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	704,000		711,040	(a)
JCH Parent Inc., Senior Notes	10.500%	3/15/19	2,789,160		1,534,038	(a)(c)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,640,000		1,156,200	(a)(c)
Total Transportation					3,401,278
Total Industrials					40,013,265
Information Technology — 3.2%
Communications Equipment — 0.3%
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	1,040,000		1,034,800	(a)
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,140,000		1,075,875
Internet Software & Services — 0.8%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,380,000		2,516,850
IT Services — 1.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,540,000		604,450	(a)(d)
First Data Corp., Secured Notes	5.750%	1/15/24	53,000		53,464	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	3,340,000		3,400,554	(a)
Total IT Services					4,058,468
Semiconductors & Semiconductor Equipment — 0.3%
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	940,000		868,220

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Software — 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	950,000	EUR	$1,074,796	(a)
Total Information Technology					10,629,009
Materials — 8.0%
Chemicals — 1.8%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	380,000		342,000	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	780,000		520,650
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	620,000		406,100	(a)(c)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	1,912,000		1,816,400	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,412,438	(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	1,650,000		1,348,875	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	230,000		169,050	(a)
Total Chemicals					6,015,513
Construction Materials — 0.2%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,050,000		498,750	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	390,000		175,500	(a)
Total Construction Materials					674,250
Containers & Packaging — 2.7%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,147,173		1,075,475	(a)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	2,828,411	(b)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,750,000		1,461,250	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	710,000		568,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,280,000		1,972,200
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000		354,650
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	840,000		711,900	(a)
Total Containers & Packaging					8,971,886
Metals & Mining — 3.1%
ArcelorMittal, Senior Notes	8.000%	10/15/39	2,020,000		1,598,830
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,540,000		1,180,025	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,860,000		1,329,900
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	2,130,000		2,012,850	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	450,000		308,250
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	310,000		206,150
Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	536,000		356,440
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,290,000		80,625	*(a)(d)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	13,552		0	(a)(d)(e)(i)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

February 29, 2016

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	740,000		$760,350	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	850,000	EUR	953,730	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,400,000		1,491,000	(a)(c)
Total Metals & Mining					10,278,150
Paper & Forest Products — 0.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	920,000		316,250	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	780,000		413,400
Total Paper & Forest Products					729,650
Total Materials					26,669,449
Telecommunication Services — 9.7%
Diversified Telecommunication Services — 3.4%
CCOH Safari LLC, Senior Notes	5.750%	2/15/26	2,040,000		2,050,465	(a)
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,800,000		2,310,000
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	1,080,000		1,085,400	(a)
Intelsat Luxembourg SA, Senior Bonds	7.750%	6/1/21	1,260,000		384,300
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	1,570,000		486,700
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	100,000		105,125
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	520,000		544,700
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	2,460,000		615,000	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	930,000		905,588	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	760,000		631,522
Windstream Services LLC, Senior Notes	7.750%	10/1/21	2,600,000		2,110,875
Windstream Services LLC, Senior Notes	6.375%	8/1/23	130,000		94,900
Total Diversified Telecommunication Services					11,324,575
Wireless Telecommunication Services — 6.3%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,530,000		2,504,700	(a)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	200,000		215,750	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	1,190,000		1,258,425	(a)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	1,070,000		1,158,275	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,288,000		3,130,240
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000		2,315,682	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	420,000		331,800
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,582,000		1,348,655
Sprint Corp., Senior Notes	7.875%	9/15/23	3,350,000		2,495,750
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	450,000		468,000
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	390,000		402,675
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,150,000		1,190,250

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,730,000	$2,865,585	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	800,000	823,160	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	520,000	535,054	(a)
Total Wireless Telecommunication Services				21,044,001
Total Telecommunication Services				32,368,576
Utilities — 3.3%
Electric Utilities — 2.2%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000	1,569,462
FirstLight Hydro Generating Co., Senior Secured Notes	8.812%	10/15/26	2,442,188	2,634,850
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,220,000	2,156,175
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,000,000	1,030,000
Total Electric Utilities				7,390,487
Independent Power and Renewable Electricity Producers — 1.1%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,624,375	3,538,296
Total Utilities				10,928,783
Total Corporate Bonds & Notes (Cost — $334,027,862)				290,936,663
Collateralized Mortgage Obligations — 0.5%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	525,473	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.619%	8/15/48	700,000	513,055	(a)(h)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	456,559	(a)
Total Collateralized Mortgage Obligations (Cost — $1,570,129)				1,495,087
Convertible Bonds & Notes — 0.2%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	340,000	292,366
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	988,463	420,097	(a)(c)(d)
Total Convertible Bonds & Notes (Cost — $1,302,178)				712,463
Senior Loans — 2.2%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,050,000	1,052,625	(j)(k)
Specialty Retail — 0.3%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	900,000	904,500	(j)(k)
Total Consumer Discretionary				1,957,125

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

February 29, 2016

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	$444,938	(j)(k)
Energy — 0.7%
Energy Equipment & Services — 0.3%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	1,660,000	1,041,650	(j)(k)
Oil, Gas & Consumable Fuels — 0.4%
Magnum Hunter Resources Inc., DIP Term Loan	9.000%	9/15/16	805,000	805,000	(d)(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	677,438	416,624	(j)(k)
Total Oil, Gas & Consumable Fuels				1,221,624
Total Energy				2,263,274
Health Care — 0.5%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	825,850	718,489	(j)(k)
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,100,000	1,010,625	(j)(k)
Total Health Care				1,729,114
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	982,575	810,624	(j)(k)
Total Senior Loans (Cost — $8,314,020)				7,205,075
U.S. Government & Agency Obligations — 0.9%
U.S. Government Obligations — 0.9%
U.S. Treasury Notes (Cost — $2,999,138)	1.375%	9/30/20	3,000,000	3,021,504

			Shares
Common Stocks — 2.3%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			68,957	0	*(d)(e)(i)
Energy — 0.0%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc.			46,103	59,473	*
Financials — 1.7%
Banks — 1.7%
Citigroup Inc.			119,668	4,649,102
JPMorgan Chase & Co.			20,262	1,140,750
Total Financials				5,789,852

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate		Shares	Value
Health Care — 0.4%
Health Care Providers & Services — 0.4%
Physiotherapy Associates Holdings Inc.			13,300	$1,462,202	*(d)(e)
Industrials — 0.1%
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			2,532	25	*(a)(d)(e)
Trading Companies & Distributors — 0.1%
H&E Equipment Services Inc.			26,751	352,311
Total Industrials				352,336
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd.			2,742,654	162,478	*(d)(e)
Total Common Stocks (Cost — $9,398,997)				7,826,341
Convertible Preferred Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Rex Energy Corp. (Cost — $962,975)	6.000%		13,500	50,625
Preferred Stocks — 2.3%
Financials — 2.3%
Consumer Finance — 2.3%
GMAC Capital Trust I (Cost — $7,815,124)	6.402%		319,200	7,743,792	(h)

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84SAR (Cost — $224,058)		1/12/17	10,470,000	107,768
Total Investments before Short-Term Investments (Cost — $366,614,481)				319,099,318

		Maturity Date	Face Amount†
Short-Term Investments — 1.6%
Repurchase Agreements — 1.2%
Royal Bank of Scotland repurchase agreement dated 2/29/16; Proceeds at maturity — $4,000,030; (Fully collateralized by U.S. government obligations, 1.375% due 9/30/20; Market Value — $4,080,000) (Cost — $4,000,000)	0.270%	3/1/16	4,000,000	4,000,000

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

February 29, 2016

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Shares	Value
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,242,162)	0.276%	1,242,162	$1,242,162
Total Short-Term Investments (Cost — $5,242,162)			5,242,162
Total Investments — 96.9% (Cost — $371,856,643#)			324,341,480
Other Assets in Excess of Liabilities — 3.1%			10,392,996
Total Net Assets — 100.0%			$334,734,476

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The coupon payment on these securities is currently in default as of February 29, 2016.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company
SAR	— Saudi Arabian Riyal

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

February 29, 2016

Assets:
Investments, at value (Cost — $371,856,643)	$324,341,480
Foreign currency, at value (Cost — $126,524)	124,464
Cash	1,888
Interest and dividends receivable	7,757,153
Receivable for securities sold	3,686,416
Unrealized appreciation on forward foreign currency contracts	489,025
Deposits with brokers for open futures contracts	208,012
Receivable from broker — variation margin on open futures contracts	16,047
Prepaid expenses	3,316
Total Assets	336,627,801

Liabilities:
Payable for securities purchased	1,571,630
Investment management fee payable	210,731
Unrealized depreciation on forward foreign currency contracts	50,935
Directors’ fees payable	68
Accrued expenses	59,961
Total Liabilities	1,893,325
Total Net Assets	$334,734,476

Net Assets:
Par value ($0.001 par value, 22,783,370 shares issues and outstanding; 100,000,000 shares authorized)	$22,783
Paid-in capital in excess of par value	430,805,546
Undistributed net investment income	2,059,708
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(51,044,723)
Net unrealized depreciation on investments, futures contracts and foreign currencies transactions	(47,108,838)
Total Net Assets	$334,734,476

Shares Outstanding	22,783,370

Net Asset Value	$14.69

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended February 29, 2016

Investment Income:
Interest	$15,557,233
Dividends	677,944
Total Investment Income	16,235,177

Expenses:
Investment management fee (Note 2)	1,435,639
Directors’ fees	43,351
Transfer agent fees	31,007
Audit and tax fees	27,281
Fund accounting fees	19,617
Legal fees	18,325
Shareholder reports	16,279
Stock exchange listing fees	10,567
Insurance	3,283
Custody fees	922
Miscellaneous expenses	5,011
Total Expenses	1,611,282
Net Investment Income	14,623,895

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(23,128,917)
Futures contracts	873,618
Foreign currency transactions	292,110
Net Realized Loss	(21,963,189)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(29,897,073)
Futures contracts	(24,643)
Foreign currencies	547,768
Change in Net Unrealized Appreciation (Depreciation)	(29,373,948)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(51,337,137)
Decrease in Net Assets From Operations	$(36,713,242)

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended February 29, 2016 (unaudited) and the Year Ended August 31, 2015	2016	2015

Operations:
Net investment income	$14,623,895	$29,645,856
Net realized loss	(21,963,189)	(17,063,637)
Change in net unrealized appreciation (depreciation)	(29,373,948)	(37,556,408)
Decrease in Net Assets From Operations	(36,713,242)	(24,974,189)

Distributions to Shareholders From (Note 1):
Net investment income	(15,037,024)	(30,074,048)
Decrease in Net Assets From Distributions to Shareholders	(15,037,024)	(30,074,048)
Decrease in Net Assets	(51,750,266)	(55,048,237)

Net Assets:
Beginning of period	386,484,742	441,532,979
End of period*	$334,734,476	$386,484,742
*Includes undistributed net investment income of:	$2,059,708	$2,472,837

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:
	2016[1,2]	2015[1]	2014[1]	2013[1]	2012[1]	2011[1,3]

Net asset value, beginning of period	$16.96	$19.38	$19.02	$18.36	$17.93	$19.06 [4]

Income (loss) from operations:
Net investment income	0.64	1.30	1.38	1.49	1.63	1.33
Net realized and unrealized gain (loss)	(2.25)	(2.40)	0.44	0.82	0.56	(1.14)
Total income (loss) from operations	(1.61)	(1.10)	1.82	2.31	2.19	0.19

Less distributions from:
Net investment income	(0.66) [5]	(1.32)	(1.37)	(1.63)	(1.67)	(1.32)
Net realized gains	—	—	—	—	(0.09)	—
Return of capital	—	—	(0.09)	(0.02)	—	—
Total distributions	(0.66)	(1.32)	(1.46)	(1.65)	(1.76)	(1.32)

Net asset value, end of period	$14.69	$16.96	$19.38	$19.02	$18.36	$17.93

Market price, end of period	$13.44	$14.46	$17.17	$17.65	$19.74	$18.43
Total return, based on NAV[6,7]	(9.67)%	(5.85)%	9.80%	12.89%	13.16%	0.90%
Total return, based on Market Price[8]	(2.55)%	(8.51)%	5.54%	(2.25)%	18.40%	(1.16)%

Net assets, end of period (millions)	$335	$386	$442	$433	$417	$401

Ratios to average net assets:
Gross expenses	0.90%[9]	0.88%	0.89%	0.88%	0.89%	0.93%[9]
Net expenses	0.90 [9]	0.88	0.89	0.88	0.89	0.91 [9,10]
Net investment income	8.15 [9]	7.18	7.07	7.77	9.22	8.11 [9]

Portfolio turnover rate	32%	58%	42%	55%	53%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 29, 2016 (unaudited).

[3]	For the period October 27, 2010 (commencement of operations) to August 31, 2011.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	The investment manager has agreed to reimburse all organizational expenses.

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

24	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$52,567,697	$945,535		$53,513,232
Industrials	—	39,314,895	698,370		40,013,265
Materials	—	26,669,449	0	*	26,669,449
Other corporate bonds & notes	—	170,740,717	—		170,740,717
Collateralized mortgage obligations	—	1,495,087	—		1,495,087
Convertible bonds & notes	—	712,463	—		712,463
Senior loans:
Consumer discretionary	—	1,957,125	—		1,957,125
Consumer staples	—	—	444,938		444,938
Energy	—	1,041,650	1,221,624		2,263,274
Health care	—	1,010,625	718,489		1,729,114
Utilities	—	—	810,624		810,624
U.S. government & agency obligations	—	3,021,504	—		3,021,504
Common stocks:
Consumer discretionary	—	—	0	*	0	*
Health care	—	—	1,462,202		1,462,202
Industrials	$352,311	—	25		352,336
Materials	—	—	162,478		162,478
Other common stocks	5,849,325	—	—		5,849,325
Convertible preferred stocks	50,625	—	—		50,625
Preferred stocks	7,743,792	—	—		7,743,792
Purchased options	—	107,768	—		107,768
Total long-term investments	$13,996,053	$298,638,980	$6,464,285		$319,099,318
Short-term investments†:
Repurchase agreements	—	$4,000,000	—		$4,000,000
Money market funds	$1,242,162	—	—		1,242,162
Total short-term investments	1,242,162	4,000,000	—		5,242,162
Total investments	$15,238,215	$302,638,980	$6,464,285		$324,341,480
Other financial instruments:
Forward currency contracts	—	$489,025	—		$489,025
Total	$15,238,215	$303,128,005	$6,464,285		$324,830,505

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$24,643	—	—	$24,643
Forward currency contracts	—	$50,935	—	50,935
Total	$24,643	$50,935	—	$75,578

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At February 29, 2016, securities valued at $50,625 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds and Notes
Investments in Securities	Consumer Discretionary	Industrials	Materials		Utilities
Balance as of August 31, 2015	$913,255	—	$0	*	$2,356,933
Accrued premiums/discounts	12,526	—	—		335
Realized gain (loss)[1]	—	—	—		0	*
Change in unrealized appreciation (depreciation)[2]	(50,896)	—	(134)		(108,560)
Purchases	70,650	—	134		—
Sales	—	—	—		(92,533)
Transfers into Level 3[3]	—	$698,370	—		—
Transfers out of Level 3[4]	—	—	—		(2,156,175)
Balance as of February 29, 2016	$945,535	$698,370	$0	*	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2016[2]	$(50,896)	—	$(134)		—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Utilities
Balance as of August 31, 2015	$913,500	—	$612,758	—	$952,961
Accrued premiums/discounts	225	—	5,558	—	1,141
Realized gain (loss)[1]	—	—	74	—	92
Change in unrealized appreciation (depreciation)[2]	(9,225)	—	(175,362)	—	(138,620)
Purchases	—	—	782,000	—	—
Sales	—	—	(3,404)	—	(4,950)
Transfers into Level 3[3]	—	$444,938		$718,489	—
Transfers out of Level 3[4]	(904,500)	—	—	—	—
Balance as of February 29, 2016	—	$444,938	$1,221,624	$718,489	$810,624
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2016[2]	—	—	$(175,362)	—	$(138,620)

26	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary		Health Care	Industrials	Materials	Warrants	Total
Balance as of August 31, 2015	$0	*	$1,103,900	—	$161,815	$354,480	$7,369,602
Accrued premiums/discounts	—		—	—	—	—	19,785
Realized gain (loss)[1]	—		—	—	—	—	166
Change in unrealized appreciation (depreciation)[2]	—		358,302	$(46,253)	663	(308,227)	(478,312)
Purchases	—		—	46,278	—	25	899,087
Sales	—		—	—	—	(46,278)	(147,165)
Transfers into Level 3[3]	—		—	—	—	—	1,861,797
Transfers out of Level 3[4]	—		—	—	—	—	(3,060,675)
Balance as of February 29, 2016	$0	*	$1,462,202	$25	$162,478	—	$6,464,285
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2016[2]	—		$358,302	$(46,253)	$663	—	$(52,300)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

28	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

30	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

As of February 29, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $50,935. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 29, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$110,007,368	$2,999,062
Sales	117,821,269	—

32	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

At February 29, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,474,533
Gross unrealized depreciation	(55,989,696)
Net unrealized depreciation	$(47,515,163)

At February 29, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury 10-Year Notes	13	6/16	$1,700,034	$1,696,703	$(3,331)
U.S. Treasury Ultra Long-Term Bonds	35	6/16	6,081,781	6,060,469	(21,312)
Net unrealized depreciation on open futures contracts					$(24,643)

At February 29, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,442,139	EUR	4,995,079	Bank of America N.A.	4/12/16	$1,576
EUR	1,160,410	USD	1,311,228	Citibank, N.A.	5/13/16	(46,059)
USD	1,907,547	GBP	1,321,689	Citibank, N.A.	5/13/16	67,482
EUR	250,000	USD	276,347	UBS AG	5/13/16	(3,777)
GBP	2,070,000	USD	2,882,968	UBS AG	5/13/16	(1,099)
USD	6,983,686	EUR	6,154,925	UBS AG	5/13/16	273,105
USD	2,304,921	GBP	1,594,285	UBS AG	5/13/16	85,347
USD	1,802,093	GBP	1,250,229	UBS AG	5/13/16	61,515
Total						$438,090

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$107,768
Forward foreign currency contracts	489,025
Total	$596,793

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$24,643	—	$24,643
Forward foreign currency contracts	—	$50,935	50,935
Total	$24,643	$50,935	$75,578

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 29, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$873,618	—	$873,618
Forward foreign currency contracts[1]	—	$436,842	436,842
Total	$873,618	$436,842	$1,310,460

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(116,290)	$(116,290)
Futures contracts	$(24,643)	—	(24,643)
Forward foreign currency contracts[2]	—	542,250	542,250
Total	$(24,643)	$425,960	$401,317

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended February 29, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$69,537
Futures contracts (to buy)	7,750,531
Futures contracts (to sell)[1]	12,353,667
Forward foreign currency contracts (to buy)	2,357,738
Forward foreign currency contracts (to sell)	19,484,020

[1]	At February 29, 2016, there were no open positions held in this derivative.

34	Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at February 29, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$107,768	—	$107,768
Futures contracts[3]	16,047	—	16,047
Forward foreign currency contracts	489,025	—	489,025
Total	$612,840	—	$612,840

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 29, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$50,935	—	$50,935

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to February 29, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/18/2016	3/24/2016	$0.110
4/22/2016	4/29/2016	$0.110
5/20/2016	5/27/2016	$0.110

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended February 29, 2016, the Fund did not repurchase any shares.

6. Deferred capital losses

As of August 31, 2015, the Fund had deferred capital losses of $27,184,093, which have no expiration date, that will be available to offset future taxable capital gains.

Western Asset High Yield Defined Opportunity Fund Inc. 2016 Semi-Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Yield Defined Opportunity Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2015, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

36	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset High Yield Defined Opportunity Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of seven funds, including the Fund, for the 1-year period ended June 30, 2015 and six funds, including the Fund, for the 3-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2015 was ranked fourth among the funds in the Performance Universe for that period (first being best in these performance rankings) and was at the Performance Universe median for that performance measurement period. The Lipper Performance Information further showed that the Fund’s performance was ranked second among the funds in the Performance Universe for the 3-year period ended June 30, 2015 and was better than the Performance Universe median for that period. The Manager noted, among other things, that the small number of funds in the Performance Universe and the inclusion of other funds managed by the Sub-Advisor representing a large proportion of the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1- and 3-year periods ended June 30, 2015. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period ended June 30, 2015 but outperformed its benchmark for the 3-year period ended such date.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

38	Western Asset High Yield Defined Opportunity Fund Inc.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged high yield closed-end funds, as classified by Lipper. The six funds in the Expense Universe had average net common share assets ranging from $49.0 million to $712.8 million. Two of the other Expense Universe funds were larger than the Fund and three were smaller. The Expense Universe included two other Legg Mason Closed-end Funds managed by Western Asset.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe and was at the Expense Universe median for each of those expense components. The Fund’s actual total expenses ranked third among the funds in the Expense Universe and were better (i.e., lower) than the Expense Universe median for that expense component. The Board noted that the small number of funds in the Expense Universe made meaningful comparisons difficult. The Board also took into consideration that the small Expense Universe included two other Legg Mason Closed-end Funds managed by Western Asset, further complicating meaningful expense comparisons.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients

Western Asset High Yield Defined Opportunity Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

(collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2015 and March 31, 2014. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 1 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

40	Western Asset High Yield Defined Opportunity Fund Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset High Yield Defined Opportunity Fund Inc.	41

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Yield Defined Opportunity Fund Inc. was held on December 14, 2015, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	17,634,260	1,529,146
Carol L. Colman	17,597,173	1,566,233
Daniel P. Cronin	17,636,024	1,527,382
Paolo M. Cucchi	17,608,998	1,554,408
Jane Trust*	17,567,040	1,596,366

At February 29, 2016, in addition to Robert D. Agdern, Carol L. Colman, Daniel P. Cronin, Paolo M. Cucchi and Jane Trust the other Directors of the Fund were as follows:

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

*	Effective August 1, 2015, Jane Trust was appointed by the Board to the position of Chairman, President and Chief Executive of the Fund.

42	Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by Computershare Inc., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 30170, College Station, TX 77842-3170 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

Western Asset High Yield Defined Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210 College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

44	Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective August 1, 2015, Ms. Trust became Chairman, President and Chief Executive Officer.
**	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.**

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HYI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX013399 4/16 SR16-2746

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 22, 2016